                                                                   EXHIBIT 10.22



                               ICQ-CRITICAL PATH
                            EMAIL SERVICES AGREEMENT

THIS EMAIL SERVICES AGREEMENT (this "Agreement") is entered into as of January 29, 1999 (the "Effective Date"), by and between ICQ, INC., a Delaware corporation, with principal offices at 22000 AOL Way, Dulles, Virginia 20166 ("ICQ") and CRITICAL PATH INC., a California corporation, with principal offices at 320 First Street, San Francisco, CA 94105 ("CP"), with reference to the following:

     A. ICQ is a provider of online communication services, including the ICQ Service and a subsidiary of America Online, Inc., a Delaware corporation ("AOL").

     B. CP is a provider of email services to Internet service providers, web hosting companies and other entities that resell such services to their end users through Internet websites ("CP Service"). The CP Service is or may be provided through certain client and host software created and owned by CP (the "CP Email Software") and through certain hosting activities and services provided by CP.

     C. The parties wish for CP to develop and provide to ICQ a customized version of the CP Service that can be integrated with the ICQ Service so as to enable ICQ Users and others to send and receive email from an ICQ-branded website.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.  Definitions
Capitalized terms used but not defined in the body of this Agreement shall have the respective meanings given to such terms in Exhibit A, attached hereto.

2.  Development Obligations

2.1  ICQ Mail Service.  CP shall customize the CP Email Software as provided in
     ----------------
this Section 2.1.

     (a) Initial Version.  The initial version of the ICQ Mail Service shall be
         ---------------
developed by CP by customizing the existing CP Email Software to conform to the product specifications provided by ICQ and set forth in Exhibit B, attached hereto (the "Specifications"). As part of such customization, the ICQ Mail Software shall be developed to function in an integrated manner with the operation of the ICQ Client. CP shall complete the development and internal testing of the initial version of the ICQ Mail Software by [**].

     (b) Updates.  CP will develop the additional Updates to the ICQ Mail
         -------
Service specified as Phase II improvements on Exhibit B (the "Phase II Updates"); CP shall complete the development and internal testing of the Phase II Updates by [**]. In addition, if, during the term of this Agreement, CP develops any other Updates of the CP Service, including (except as provided in the last sentence of this Section 2.1(b)), any customized version of the CP Service which CP has provided to a third party (including without limitation any Updates that incorporate new features or functionality, including Premium Email Services), CP shall, in each such case, promptly notify ICQ of such Update. Following the receipt of such notice, ICQ may request that CP develop and provide ICQ with an updated version of the ICQ Mail Service that incorporates, as appropriate, all or any part of the material modifications, improvements, additions, deletions, features and functionality implemented by such Updates. Unless otherwise agreed by the parties, CP shall comply with such request and complete the development and

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

development and internal testing of such updated version of the ICQ Mail Service within [**] following the receipt of such request from ICQ (or such shorter period as CP provides for revisions or Updates to any other CP partner or licensee). Notwithstanding the foregoing, CP shall not be obligated to offer or notify ICQ of any feature or functionality of the CP Service (or any customized version of the CP Service) provided by CP to another customer that is both (i) unique to such customer's needs and (ii) owned by such customer or otherwise subject to restrictions that would prohibit CP from providing it to ICQ hereunder.

     (c) Additional ICQ Modifications.  ICQ may in its discretion, from time to
         ----------------------------
time during the term of this Agreement, request that CP (i) add new functionality or features to the ICQ Mail Service, (ii) modify elements of the user interface of the ICQ Mail Service, (iii) integrate into the ICQ Mail Service support for Expanded Premium Services that are to be offered by ICQ, CP or any third party, (iv) modify the ICQ Mail Service in connection with modifications of the ICQ Client and ICQ Service (which regularly occur at least [**]), or (v) expand the ICQ Mail Service to Expanded Services as provided in
Section 2.1(d) below. Upon the receipt of any such a request, CP shall [**] on a [**] (which basis[**]) to the [**] of the [**] the modifications [**]. The parties shall mutually agree upon an appropriate schedule for the development of such updated version, taking into account the nature of the modifications requested by ICQ, and CP shall complete the development and internal testing of such updated version in accordance with such schedule. If ICQ so requests (and in connection with such request ICQ agrees to reimburse CP, then [**], including without limitation the system [**]. The results of any other development activity under this Section 2.1(c) other than ICQ Owned Customizations shall be deemed Updates to the CP Service except as provided in Section 12.3 hereof.

      (d)  Expansion to Cover other Services and Platforms of ICQ and AOL.  It
           --------------------------------------------------------------
is expressly understood that ICQ and AOL may expand the ICQ Mail Service to provide service through any and all platforms and services now or hereafter offered by or through ICQ or AOL or any affiliate of AOL, or by any Interactive Service which is branded with a brand owned by AOL or its affiliates ("Expanded Services") Each Expanded Service may be separate in any or all respects from the ICQ Mail Service or each other, including as to branding, operation, web-sites, registration processes, etc. Updates required to provide for any such Expanded Service shall be covered by this Section 2.1 Despite the foregoing, for all purposes hereof, each such Expanded Service shall be considered part of the ICQ Mail Service, all rights of ICQ and AOL hereunder shall apply to such Expanded Services and users of such services shall be considered ICQ Users; [**] In addition, it is understood that if any Expanded Service is primarily a POP service and/or IMAP service (i.e. where the initial adoption is of such a POP and/or IMAP service),


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

then pricing for the POP service [**].

     (e) Delivery and Acceptance.  Following the completion of the development
         -----------------------
and internal testing of any version of the ICQ Mail Service, CP shall deliver such version to ICQ for evaluation and acceptance. ICQ shall have [**] following such delivery by CP to evaluate whether such version both (i) functions properly (i.e., in accordance with specifications, including, in the case of the initial version, the Specifications set forth in Exhibit B, without Severity 1 or Severity 2 Problems and without materially disrupting the operation of other applications or the relevant operating system), and (ii) satisfactorily incorporates the modifications to the user interface, features and functions requested by ICQ. If ICQ reasonably determines that any such version of the ICQ Mail Service either (i) does not function properly, or (ii) does not satisfactorily incorporate the modifications requested by ICQ, ICQ may reject such version by providing CP with written notice within such [**] period specifying in detail the reason for rejection. Any version of the ICQ Mail Service that has not been rejected within such [**] period shall be deemed accepted. If ICQ rejects any version of the of the ICQ Mail Service, CP shall as promptly as commercially possible but in any case within [**] following ICQ's notice of rejection, correct, to the reasonable satisfaction of ICQ, the deficiencies in such version that were specified in ICQ's notice of rejection. The failure to correct such deficiencies to the reasonable satisfaction of ICQ within such [**] period shall constitute a material breach of this Agreement by CP.

     (f) Assistance from ICQ.  ICQ shall provide CP with reasonable consultative
         -------------------
assistance in connection with the development obligations of CP as set forth in this Section 2.1. In addition, during the term of this Agreement, ICQ agrees to notify CP in advance of any modifications and/or changes to the ICQ System through which the ICQ Mail Service is provided that ICQ believes may result in incompatibility between the parties' respective systems or interruptions in the ICQ Mail Service (including without limitation, network configuration changes and system maintenance), as well as upgrades and removal of devices that impact the production and network connectivity from, ICQ's system through which the ICQ Mail Service is provided. The parties will work together to resolve any such potential and actual incompatibility or interruptions in connection with ICQ's implementation of any such change and/or modification.

2.2  ICQ Mail Website.
     ----------------

     (a) Development and Control.  The parties shall design and develop the
         -----------------------
collection of Internet webpages that shall serve as the location at which ICQ Mail Users are able to access and use the ICQ Mail Service (the "ICQ Mail Website"); provided that ICQ shall control all aspects of the design, development and functionality of the ICQ Mail Service, including the ICQ Mail Website, and all content on, and navigational elements of, the ICQ Mail Service, subject to the technical limitations and design requirements of the CP Service and CP System (which shall themselves remain subject to the Specifications and other requirements outlined hereunder). The ICQ Mail Website will be branded as provided in Section 3.1, and all pages will be situated on ICQ URLs owned by ICQ (e.g., http://www.icq.com/icqmail).

     (b) Hosting by CP.  Except as otherwise provided in Section 2.1(c), the ICQ
         -------------
Mail Website (and the relevant host portions of the ICQ Mail Service) shall be physically hosted on servers maintained [**] provided that, as may from time to time become appropriate so as to meet the performance requirements set forth in Section 2.4 and Exhibits B and C, [**] may expand its hosting locations to other locations, including international locations. [**]


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[**]. During the period that the ICQ Mail Website (and the relevant host portions of the ICQ MailService) is hosted by CP, CP shall comply with all hosting, administrative obligations and reporting requirements required to perform its obligations hereunder, including without limitation those set forth on Exhibits B and C and shall cause the ICQ Mail Service to comply with the requirements set forth on Exhibits B and C.

     (c) [**]. Notwithstanding the provisions of Section 2.2(b), [**] may exercise in its discretion at any time during the term of this Agreement (including prior to [**]), to [**] of the [**] (and the relevant [**]) to [**] located at location(s) [**] exercise this option by providing [**] written notice of its wish [**]. The parties shall then work together [**] as soon as reasonably possible, but in any event within ninety (90) days following the receipt of such notice [**]. In carrying out [**], the parties shall work together to minimize [**] in [**]. If, in the course of the parties' good faith [**] determines that [**] will not be technologically possible or will not be [**], then [**] or (if applicable) [**], and thereafter [**] have all [**] responsibilities for [**] as provided herein. If [**] it option [**] shall provide [**] sufficient [**] to remotely perform its administrative functions and other obligations with respect to [**] (or other access necessary to [**] such functions and obligations). Upon any such [**] administrative and reporting requirements under Exhibit C shall be modified as specified on Exhibit C.

2.3  Premium Services.
     ----------------

     (a) Core Premium Services.  As part of the operation of the ICQ Mail
         ---------------------
Service: (i) CP will make the Core Premium Services available to ICQ for ICQ to offer to ICQ Mail Users; and (ii) ICQ shall offer such services in connection with ICQ Mail Service at its option with the particular placement and method of integration of the Core Premium Services into the ICQ Mail Service to be at the discretion of ICQ. In accordance with the provisions of Section 2.1, CP shall develop or modify the ICQ Mail Service, as necessary or appropriate, to support the provision of the Core Premium Services as specified by ICQ.

     (b) Expanded Premium Services. CP shall, at its expense, create Updates to
         -------------------------
the ICQ Mail Service from time to time so as to keep the ICQ Mail Service competitive with other web-based e-mail services as required by Section 2.4, including the creation of Expanded Premium Services. As part of the operation of the ICQ Mail Service, ICQ may, but shall not be required to, offer one or more Expanded Premium Services to ICQ Mail Users. Such Expanded Premium Services may include services offered by ICQ, CP or any third party. In accordance with the provisions of Section 2.1, CP shall, upon the request of ICQ, develop or modify the ICQ Mail Service, as necessary or appropriate, to create, or support the provision of, Expanded Premium Services in the manner specified by ICQ.

     (c) Pricing of Premium Services. ICQ shall, in its discretion, determine
         ---------------------------
the pricing, if any, to be charged to ICQ Mail Users for the right to use any Core Premium Services and/or Expanded Premium Services. ICQ shall pay CP in respect of premium services only as indicated in Section 6.5 below.

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.4  Competitive Performance Standards.  Throughout the term of this Agreement,
     ---------------------------------
CP shall take all steps reasonably necessary to ensure that, except to the extent otherwise agreed by ICQ, the ICQ Mail Service shall provide ICQ Mail Users with a set of features and functions that is, in ICQ's reasonable judgment, at least as good (in terms of the number and types of features and functions and the quality thereof) as the features and functions then available through the best other web-based email service providers listed in the attached Exhibit G ("Other Webmail Service Providers"). ICQ shall have the right from time to time by written notice to CP to modify the list of Other Webmail Service Providers from time to time to reflect the then-leading web-based email service providers as determined in ICQ's reasonable judgment. Further, CP shall take all steps reasonably necessary to ensure that the performance of the ICQ Mail Service is at least as good as the performance of the web-based email services of the Other Webmail Service Providers and otherwise complies with the performance requirements set forth on Exhibit C. In furtherance of the [**] of this Section 2.4, the parties agree to discuss [**] into the ICQ Mail Service.

2.5  Other Modifications.  Notwithstanding anything to the contrary contained
     -------------------
herein, ICQ reserves the right to redesign and/or modify the organization, structure, "look and feel," navigation, features and other elements of the ICQ Service and the ICQ Mail Service, subject to the technical limitations and design requirements of the CP Service and CP System (which shall themselves remain subject to the Specifications and other requirements outlined hereunder).

3.  Product Branding and Other Promotional Obligations

3.1  Product Branding.  All components of the ICQ Mail Service, the ICQ Mail
     ----------------
Website and all client components of the ICQ Mail Service that are integrated into the ICQ Client shall be branded in ICQ's sole discretion and shall not include any other branding. Despite the foregoing, [**]. All aspects of such recognition shall be determined by ICQ, including placement, size, and look and feel (subject to any applicable trademark usage guidelines provided by CP with respect to any of its marks that are used in such recognition other than those that relate to size and placement). ICQ shall not have any obligation with respect to any particular promotion of the ICQ Mail Service or placement of the ICQ Mail Service within the ICQ Service or elsewhere, including relative to any other email service or provider.

3.2  Promotion of ICQ Service by CP.  CP shall use commercially reasonable
     ------------------------------
efforts to promote the ICQ Service to its customers and partners and to persuade such customers and partners to adopt the ICQ Service as an integrated component of the email products and services provided to such customers and partners by CP. Without limiting the foregoing, CP will [**] ICQ shall assist CP, as reasonably appropriate, in such promotional efforts, including by making available to CP the addresses need for the application modifications described in subpart (b) above. In addition, in the event CP provides its own email service (i.e., one not offered on behalf of a third party), CP will as soon as practicable integrate the ICQ Service into such email service.

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.  ICQ Mail User Registration and Information

4.1  Ownership of Assets and Customer Relationships.  ICQ shall own all goodwill
     ----------------------------------------------
and tangible and intangible assets and aspects of the ICQ Mail Service and the ICQ Mail Website, including all materials provided by ICQ to CP for the purpose of branding the ICQ Mail Service and the ICQ Mail Website ("ICQ Branding Materials") [**] Despite the foregoing, ICQ has no rights to or ownership of the CP System (including the CP Email Software or ICQ Mail Software) or the CP Service, as further provided in Section 12.2, except for the contractual rights expressly provided hereby.

4.2  User Registration.  In order to use the ICQ Mail Service, an ICQ User will
     -----------------
be required to register for the ICQ Mail Service. ICQ shall determine, in its sole discretion, any agreements to be obtained from and/or information to be collected from the ICQ User as part of the registration process and any domain names, email addresses and passwords to be assigned and/or used with the ICQ Mail Service. Despite the foregoing, ICQ will indemnify CP against any loss, liability or expenses that CP incurs based on any claims made against CP by a user of the ICQ Mail Service or by any third party to the extent that CP can demonstrate that either such claim would not have prevailed or CP would have been indemnified by the user, had ICQ entered into an agreement with the applicable user(s) consistent with, and providing no less protection to CP, than the Acceptable Use Policy and Terms of Use attached hereto as Exhibit F. Registration for the ICQ Mail Service shall take place at the ICQ Mail Website or at such other location as may be specified by ICQ. The billing and collection of any fees or other amounts to be charged to ICQ Mail Users from time to time (including, if applicable, fees for the use of the basic ICQ Mail Service or for the use of any Core Premium Services or Expanded Premium Services) shall be performed by ICQ and CP shall not directly contact or communicate with ICQ Mail Users except with the express consent in writing of ICQ to so do, which consent must be obtained for each contact or communication.

4.3  ICQ User Information and Solicitation
     --------------------------------------
     (a)  Ownership of ICQ User Information.  ICQ shall own any and all
          ---------------------------------
information collected from ICQ Members in connection with the ICQ Mail Service, including information collected during the registration processes for the ICQ Service and the ICQ Mail Service, respectively, and information then or subsequently obtained from any use of the ICQ Service and/or the ICQ Mail Service, including without limitation all information relating to ICQ User names, passwords, ICQ numbers, email addresses, domain names (including vanity domain names), addresses, credit card information, user preferences or history or other identifying information (collectively, "User Information"). All User Information shall be deemed Confidential Information of ICQ. CP agrees, both during and after the term of this Agreement (and despite any provisions of Sections 4.3(b) or 4.3(c)), not to use any User Information for any purpose other than the operation of the ICQ Mail Service or to disclose any such information to any third party without the prior written consent of ICQ, which consent may be granted or withheld in ICQ's sole and absolute discretion, provided that CP may access and disclose User Information solely as necessary to comply with applicable laws, regulations and government orders or requests or to protect CP's or its customers' or partners' rights or property, provided that CP uses all reasonable efforts to limit any such disclosure to the minimum required and not to use such information except for such purposes and provides ICQ with as much advance written notice of CP's intended use or disclosure as is practicable. CP will at all times comply with all privacy policies that ICQ or AOL may implement and provide to CP from time to time with respect to the ICQ Service, the ICQ Mail Service and/or User Information, subject to CP's rights with respect to the User Information as provided hereunder.


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     (b)  No Competitive Solicitation.  During the term of this Agreement and
          ---------------------------
for the two-year period following the expiration or termination of this Agreement (and without limiting any other provision of this Agreement, including Section 4.3(a)), [**] Nothing in this Section 4.3(b) shall be construed to prohibit CP from soliciting, promoting, or providing the CP Service to any third party, whether during the term of this Agreement or thereafter, provided that CP complies with the terms of Section 9 (Exclusivity) during the term of this Agreement and Section 13 (Confidential Information) at all times.

     (c) No Communication.  During the term of this Agreement and for the two-
         ----------------
year period following the expiration or termination of this Agreement (and without limiting any other provision of this Agreement, including Section 4.3(a)), CP agrees not to send any ICQ User any messages or communications on or through the ICQ Service or the ICQ Mail Service, unless (i) CP has a Prior Business Relationship with such ICQ User, and (ii) such message or communication complies with the applicable end-user agreement for the ICQ Service or the ICQ Mail Service, any standard privacy policies for the ICQ Service or the ICQ Mail Service and all applicable laws and regulations. For purposes of the foregoing, a "Prior Business Relationship" shall mean that the ICQ User has either (i) purchased products or services from CP, or (ii) voluntarily provided information to CP (other than as a result of being an ICQ Mail User) through a contest, registration, or other communication, which included clear and conspicuous notice to the ICQ User that the information provided by the ICQ User could result in a message or communication being sent to that ICQ User by CP or its agents.

5.  Technical Support

ICQ shall provide all frontline technical and customer support to ICQ Mail Users who have problems with, or questions concerning, the installation, use, operation or maintenance of the ICQ Mail Service, all in such manner as ICQ determines in its sole discretion. CP shall, at no cost to ICQ, provide to ICQ the back-end support and training and support regarding the ICQ Mail Service specified on Exhibit D.

6.  Revenue Provisions

6.1  Net Advertising Revenue for Standard Email Services.
     ---------------------------------------------------

     (a) Revenue Sharing.  During the term of this Agreement, subject to the
         ---------------
volume reductions specified in Section 6.1(b), ICQ agrees to pay CP [**] of the Net Advertising Revenue (as defined in Section 6.1(c)) that is actually collected by ICQ for each calendar quarter during the term of this Agreement in which the ICQ Mail Service is operational.

     (b) Volume Reductions.  The percentage of Net Advertising Revenue that is
         -----------------
payable to CP pursuant to Section 6.1(a) shall be reduced by [**] per each block of [**] Active ICQ Mail Users during such quarter (but excluding the first such block of [**] Active ICQ Mail Users), up to a maximum reduction of [**] (resulting in a percentage of Net Advertising Revenue to CP of [**]. For example, if in Q1 the [**] Mail Users is [**], then the [**] Net Advertising Revenue payable to CP for such quarter would be [**] Active ICQ Mail Users, after the first such block of [**] Active ICQ Mail Users). If, however, in Q2, the [**] Mail Users


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

increases to [**], then the percentage of Net Advertising Revenue payable to CP for such quarter would be [**] Active ICQ Mail Users after [**], but subject to the maximum [**] to CP.

     (c) Definition of Net Advertising Revenue.  For purposes of this Agreement,
         -------------------------------------
"Net Advertising Revenue" shall mean, [**]

     (d) Ownership of Advertising.  The right of CP to participate in the Net
         ------------------------
Advertising Revenue pursuant to the provisions of this Section 6.1 shall in no way create any ownership interest in CP with respect to ICQ advertising inventory. ICQ owns all right, title and interest in and to the advertising and promotional spaces within the ICQ Mail Service, the ICQ Mail Website and the ICQ Client and has the sole authority to market and sell such advertising inventory; provided that ICQ agrees that it will not include any advertisements or sell any advertising inventory on the ICQ Mail Service or the ICQ Mail Website for or to CP Competitors. Further, ICQ shall be solely responsible for all obligations, liabilities and duties under any and all agreements that ICQ has with third parties and otherwise with regard to such advertisements.

6.2  Revenues from Premium Services.
     ------------------------------

     (a) Revenue Sharing.  During the term of this Agreement, for any Core
         ---------------
Premium Services and Expanded Premium Services offered by CP which ICQ chooses to offer to ICQ Mail Users, CP shall [**] or (ii) the [**] price offered by [**] service (or as otherwise may be [**]

     (b) Volume Reductions.  All prices payable by ICQ to CP pursuant to Section
         -----------------
6.2(a) for any Premium Service ([**]) shall be reduced in any quarter by [**] per each block of [**] Active ICQ Mail Users using such Premium Service during such quarter (but excluding the first such block of [**] Active ICQ Mail Users), up to a maximum reduction of [**] from the prices payable pursuant to Section 6.2(a). For example, if in Q1 the number of Active ICQ Mail Users is [**] then the prices otherwise payable during such quarter for Core Premium Services or Expanded Premium Services would be reduced by [**] (i.e. [**] for each full block of [**] Active ICQ Mail Users, after the first such block of [**] Active ICQ Mail Users)

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.3  No Other Revenue Sharing.  Except as expressly provided in this Section 6,
     ------------------------
ICQ shall be entitled to all revenues derived from, or related to, the operation of the ICQ Service and the ICQ Mail Service, including without limitation revenues from advertising and marketing and from the provision of products and services, and, except as the parties may otherwise agree in writing, shall not be required to share any portion of any such revenues with CP.

6.4 [**] represents [**] that the [**] to which [**] hereunder are [**] Services or [**] thereof [**]. For purposes of this Section 6.4, [**] a web-based email [**] of [**] (i.e. where [**] is of [**]) to customers with [**] (offered [**] for which customers [**]) that may [**]. Further, in the event that during the term of this Agreement [**] or any [**] thereof pursuant to which such [**] terms provided [**] that it shall also [**] such [**].

6.5  Minimum Revenue Commitment.   ICQ agrees that in any month during the term
     --------------------------
in which there are at least [**], CP shall be entitled to receive at least the minimum amount of revenue calculated under this Section 6.5 (the "Minimum Monthly Revenue"). The Minimum Monthly Revenue for any month shall be equal to [**] for each Active ICQ Mail User during such month [**], up to a maximum amount of [**] in [**]. By way of example of the foregoing, if during a calendar month, there are [**], the Minimum Monthly Revenue for such month shall be [**]. In connection with any quarterly report under Section 6.6, ICQ shall calculate the Minimum Monthly Revenue for each month during such quarter. If the amount otherwise payable by ICQ during such quarter is less than the cumulative Minimum Monthly Revenue for the months in such quarter, then ICQ shall pay to CP the amount of such Minimum Monthly Revenue. By way of example, if during a quarter, the Minimum Monthly Revenue for the three (3) months is, in the aggregate [**], and if the amount otherwise payable under this Section
6 (including payments under Sections 6.1 and 6.2) during such quarter would be [**], then ICQ shall pay CP [**] with the quarterly report provided under
Section 6.6 (net of payments previously made during such quarter, if any). If, on the other hand, in the foregoing example, the amount otherwise payable under this Section 6 (including any payments under Sections 6.1 and 6.2) during such quarter, were [**], then ICQ shall pay such [**] (net of any payments previously made during such quarter, if any), and there shall be no additional amounts due based on the Minimum Monthly Revenue.

6.6  Reports and Payments.  Within thirty (30) days following the end of each
     --------------------
calendar quarter, ICQ shall provide CP with a report that contains information detailing the amount of any revenue payable to CP for such quarter pursuant to the provisions of this Section 6. Such report shall, with reasonable detail, explain the basis upon which such revenue obligations have been determined and be accompanied by payment in full of all amounts indicated on such report as due for such month.

6.6  Audit Rights.  Each party shall have the right to have mutually acceptable
     ------------
independent CPA auditors (which auditors shall not be compensated on a contingency basis and shall be bound to keep all information confidential except as necessary to disclose discrepancies to the auditing party) audit and

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

analyze the other party's relevant accounting records to ensure compliance with the other party's payment obligations under this Section 6. Any such audit shall be permitted within thirty (30) days of receipt by the audited party of a written request from the auditing party to audit, during normal business hours, at a time mutually agreed upon; provided, however, that no audit of ICQ's accounting records may be conducted during the months of June through September. The cost of such an audit shall be borne by the auditing party unless a material discrepancy is found, in which case the cost of the audit shall be borne by the audited party. A discrepancy shall be deemed material if it involves a payment or adjustment of more than five percent (5%) of the amount actually due from the audited party in any given quarterly period. Neither party shall be audited more frequently than annually. Audits shall not interfere unreasonably with the audited party's business activities and shall be conducted in the audited party's facilities during normal business hours, at a time mutually agreed upon. An audit may cover any period; provided that: (i) the period has not been previously audited; and (ii) the period under audit is within a three year period immediately preceding the commencement of the audit. The audited party shall promptly reimburse the auditing party for the amount of any discrepancy arising out of such audit which indicates that the auditing party is owed amounts hereunder as well as the costs of the audit, if applicable, as provided above.

6.7  Penalty For Breach.  If CP fails to deliver any product or Update,
     ------------------
including the initial version and any final Update after testing under Section 2.1(e), or otherwise fails to perform any material obligation hereunder within the time frame required under this Agreement, or in the event the ICQ Mail Service does not perform in accordance with requirements of Section 2.4 and Exhibits B and C in any material way, then the following provisions shall apply:
(i) if any such delay or performance failure lasts for more than five (5) days during any calendar month, then, for the entire such calendar month, the revenue allocations under Section 6.1 and the prices payable by ICQ for Premium Services will be reduced as follows: (i) if there was no reduction in the prior calendar month, then CP's share of Net Advertising Revenues under Section 6.1 shall decrease by [**] (so that, if [**]; and (ii) if there was a reduction in the prior calendar month (i.e., there was a delay or failure in such prior calendar month), [**] and the prices otherwise payable by ICQ under Section
6.2 shall be reduced by [**]. In any month that there is a reduction pursuant to this Section 6.7, no Minimum Monthly Revenue shall be payable for such month. By way of example of the foregoing, if in three consecutive months, there are reductions under this Section 6.7, then in the first such month the reductions would be calculated under subpart (i) of the second preceding sentence and for the next two such months (and any subsequent consecutive month), the reductions would be calculated under subpart (ii) of the second preceding sentence. In calculating delays or failures hereunder there shall not be included any delay or failure to the extent CP can demonstrate that it was caused by the failure or delay of ICQ or AOL to perform any obligation hereunder.

7.  Stock Warrants

7.1  Warrants.  Attached hereto as Exhibit E is a form of Stock Warrant (the
     --------
"Warrant Form"), pursuant to which, in consideration of the execution of this Agreement by ICQ, CP hereby concurrently grants to AOL: (a) warrants vested and exercisable as of the date hereof entitling AOL to purchase 1,791,362 shares of Series B Preferred stock of CP that CP represents shall, as of the date of this Agreement, represent two percent (2%) of all equity interests in CP on a fully-diluted basis (i.e., assuming exercise of all outstanding equity options and full conversion of all notes, debts, loans and


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

other instruments that are convertible into CP equity) (the "Vested Warrants");
(b) warrants entitling AOL to purchase up to an additional 3,582,724 shares of Series B Preferred stock of CP that CP represents shall, as of the date of this Agreement, represent an additional four percent (4%) of all equity interests in CP on a fully-diluted basis (the "Additional Warrants"). The Additional Warrants will vest and become exercisable in four (4) equal increments of one percent (1%) of the outstanding equity each, upon registration of certain numbers of ICQ Mail Service email boxes that are CP sub-branded as provided in
Section 3.2 (each "CP Sub-branded Boxes") within the first four (4) years of the term of this Agreement (the "Vesting Period"), consisting of the Initial Term and two Extension Periods, if exercised, as defined in Section 16.1(a) and (b), respectively), as set forth more fully in the Warrant Form.

7.2.  Payment if Registration Milestones Not Met.  As noted above, and as set
      ------------------------------------------
forth in the Warrant Form, the Additional Warrants will vest in four (4) increments upon registration within the Vesting Period of certain numbers of CP Sub-branded Boxes. If during the Vesting Period there are not registrations of a sufficient number of CP Sub-branded Boxes to vest all of the Additional Warrants (the "Minimum Vesting Registrations"), then ICQ shall pay to CP the sum of [**] (the "Additional Warrant Payment"), as additional consideration for the issuance to it of the Vested Warrants and the Additional Warrants. The Additional Warrant Payment shall not be payable if ICQ terminates this Agreement prior to the end of the Vesting Period pursuant to any right provided to ICQ pursuant to Sections 16.1 through 16.5, but shall be payable if CP terminates this Agreement for ICQ's breach as provided in Section 16.3 during the Vesting Period and prior to achievement of the Minimum Vesting Registrations. If the Additional Warrant Payment becomes payable hereunder, it shall be paid within thirty (30) days of the date it becomes payable (i.e., within thirty (30) days of the end of the Vesting Period, or within thirty (30) days of any earlier termination upon which the Additional Warrant Payment becomes payable).

7.3  Other Terms; Construction with Warrant Form.  All remaining terms of the
     -------------------------------------------
Vested Warrants and the Additional Warrants are set forth in the Warrant Form, including without limitation, the exercise price, period and method of exercise and the other rights preferences and privileges of AOL with respect to the Vested Warrants and Additional Warrants. In the event of any conflict between the provisions of this Section 7 and the provisions of the Warrant Form, the
provisions of the Warrant Form will control.   Attached to the Warrant Form as
Exhibit "A" is an Amended and Restated Investors' Rights Agreement, including a Second Amendment thereto that will make AOL a party to that agreement. CP will, within thirty (30) days hereof, obtain all required signatures on the Second Amendment to make it effective.

8.   Board Observation Seat Option

During the term of this Agreement, AOL shall have the right (but not the obligation) to appoint one person to act as an observer to the board of directors of CP, exercisable at AOL's option upon written notice to CP. Such observer will have the right to attend all meetings of CP's board of directors and receive all notices thereof as if a member of the board, as well as to receive all other notices sent to board members and all information reviewed or available to board members, and will generally have all other rights of a board member, other than the right to vote as a member of CP's board of directors.

9.  Exclusivity

Except as provided in this Section 9, the parties agree that the relationship created by this Agreement shall be non-exclusive, and each of the parties may enter into the same or a similar relationship with one or more third parties. Without limiting the generality of the foregoing, ICQ shall be free to enter into agreements with third parties for the use and integration of other web-based email software and services

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with the ICQ Service, and CP shall be free to enter into agreements with third parties pursuant to which it provides email products and services to such third parties. However, notwithstanding the foregoing, CP agrees that, during the term of this Agreement, [**] During the term of this Agreement, CP will promote ICQ as CP's preferred integrated instant messaging service and product.

10.  License from CP

10.1  License.
      -------

     (a) Subject to all the terms and conditions of this Agreement, CP hereby grants to ICQ and to AOL a worldwide, non-exclusive, non-transferable, royalty-free license to use, reproduce, distribute directly and indirectly, transmit and sublicense the client components of the ICQ Mail Software, if any, in object code form only for use by end-users of the ICQ Mail Service (including any Expanded Services).

     (b) If [**] the ICQ Mail Website ([**] the ICQ Mail Service) pursuant to [**], then, subject to all the terms and conditions of this Agreement, [**] in connection with such [**] hereunder. Such [**] may be in [**] both. If provided [**] have the right to [**] solely in connection with [**] (and applicable [**]) in accordance with the terms and conditions of this Agreement.

     (c) The foregoing [**] intended to [**] to effectuate all of their rights and conduct all of the business contemplated hereunder, including [**]) pursuant to the terms and conditions of this Agreement. [**] (including [**]) in [**]. The [**] herein does not include, and [**] shall have any right to under any circumstances, or to [**] ([**] provided herein), [**] or any documentation that may be provided [**] (other than as expressly provided herein). In no event [**], except and only as reasonably necessary to [**] writing to abide by the terms of this Agreement [**]. The [**] shall constitute Confidential Information of CP and subject to the restrictions of Section 13. All copies of the


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ICQ Mail Software made hereunder shall include all proprietary notices included on the copy provided by CP, and neither ICQ nor AOL may remove, deface or obscure any of CP's or its licensors' proprietary rights notices on or in the Software or on output generated by the Software; provided that the placement of such notices shall be subject to ICQ's prior written approval. ICQ and AOL agree that any and all copies of the ICQ Mail Software distributed to third parties shall be pursuant to binding license agreements no less restrictive or protective of CP's rights than this Section 10.1. ICQ and AOL agrees that any material violation of this Section 10.1 by ICQ or AOL shall constitute a material breach of this Agreement. CP agrees to provides the CP Email Software, or portions thereof, with all required Documentation to ICQ and AOL as and when needed for ICQ and AOL to exercise their rights this Agreement. Promptly after creation, CP will provide to ICQ and AOL, all Updates to the foregoing, together with the ICQ Mail Software and all Updates thereto in object code form or, as applicable, source code form. In addition, if ICQ transfers back to CP the hosting responsibilities pursuant to Section 2.2(c), then ICQ shall return to CP, or destroy, at CP's option, all hosting components of the ICQ Mail Software (in [**]),and all copies thereof, in ICQ's or AOL's possession or control.

     10.2 [**]. Subject to all the terms and conditions of this Agreement, and effective only upon the Release Condition as defined herein, [**] for the purposes of undertaking any activity which [**] as required hereunder. [**] upon the occurrence of all of the following [**] material obligations hereunder to provide, maintain or support [**] such material breach; [**] such material breach [**]. The foregoing does not include any right [**] Confidential Information of [**] provided that [**] the terms of this Agreement and provided [**]. Promptly after execution of this Agreement, and in any event within thirty (30) days, [**] acceptable to each party which shall be consistent with the provisions of this Section. The [**] normal conditions requiring that [**] it has provided [**] and that the [**] to it. [**] (one that is a [**]) if [**]. The [**] upon [**] that each [**] been met, unless[**]. The [**] shall [**] designed to make such agreement effective and binding despite any subsequent bankruptcy of CP to the fullest extent permitted by law. In addition, [**] any copies thereof, [**] obtain such [**] the terms of this
Section 10.2.

     10.3  Access to CP's Test Environment.  CP shall provide and make available
           -------------------------------
to ICQ and/or AOL a test system that is a stable replication of the live system for the testing of new features or customizations for a thirty (30) day period prior to the planned release of such new features or

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

customizations to the live system. The primary (stable) test system shall meet the same uptime requirements as the live system and provide the same processing monitoring capability. Once new features are released to the live system, the primary test system will be updated to reflect the new features added to the live system within a reasonable time period after such release to the live system.

11.  Publicity

11.1 Press Releases.  After execution of this Agreement, CP and ICQ shall issue
     --------------
an initial joint press release, with terms to be mutually agreed by the parties, regarding this Agreement and the relationship between the parties established hereby. The parties will mutually agree on the appropriate timing of such release and any other initial public announcement of the relationship; provided that such release and announcement will not occur until after February 15, 1999. The initial press release and any other initial announcement shall contain no information regarding the financial or compensatory provisions of this Agreement. Following the initial press release, CP agrees that it shall not issue any press release or make any public statement regarding ICQ or the ICQ Mail Service, without the prior written consent of ICQ; provided, however, that CP shall be permitted, without ICQ's prior consent, to merely list ICQ as one of its industry partners. Further, CP agrees to notify the following persons in the event of any circumstances requiring public response: (i) Jeanie Meyer at RLM; and (ii) Pam McGraw and Ronald Grant at AOL. AOL will provide contact information for such parties.

11.2 Statements to Third Parties.  Neither party shall make, publish, or
     ---------------------------
otherwise communicate, or cause to be made, published, or otherwise communicated, any deleterious remarks whatsoever to any third parties concerning the other party or its affiliates, directors, officers, employees or agents, including without limitation, the other party's products, services, business projects, business capabilities, performance of duties and services or financial position.

12.  Ownership

12.1 ICQ Properties.  As between the parties, ICQ owns all copyrights, patents,
     --------------
trade secrets, trademarks and trade name rights and all other right, title and interest in and to the ICQ Service, the ICQ Client, the ICQ Mail Service, the ICQ Mail Website (including all URLs), the ICQ Branding Materials and the ICQ Owned Customizations, and any Updates, enhancements and improvements thereto, and all derivative works thereof and all proprietary rights therein, subject to CP's ownership of the underlying software and technology as provided in Section
12.2. Without limiting the generality of the foregoing, all right, title and interest in all servers and server-based technology related to the ICQ Service, including, without limitation, protocols, parameters, designs, specifications and user identification algorithms and technology underlying such algorithms are owned by ICQ. CP agrees that it will not, at any time during or after this Agreement, (i) do anything which may adversely affect the validity or enforceability of any trademark, trade name, patent, copyright or trade secret belonging to or licensed to ICQ (including any act, or assistance to any act, which may infringe or lead to the infringement of any proprietary right in any ICQ product or service), or (ii) exercise, or attempt to exercise, any proprietary rights in any ICQ products or services, other than as expressly set forth herein and in any other written agreement(s) that may be entered into by the parties.

12.2 CP Properties.  As between the parties, CP owns all copyrights, patents,
     -------------
trade secrets, trademarks and trade name rights and all other right, title and interest in and to the CP System, the CP Service, the CP Email Software and the ICQ Mail Software (other than the ICQ Owned Customizations and ICQ provided specifications), including, without limitation, all development tools, routines, subroutines, applications, software and other materials that CP may use in connection with branding the ICQ Mail Website or otherwise providing the ICQ Mail Service (other than the ICQ Branding Materials and the

URLs associated with the ICQ Mail Service, and the ICQ Owned Customizations and ICQ provided specifications), and any Updates, enhancements and improvements thereto, and derivative works thereof, and all proprietary rights therein, subject to the license rights expressly granted to ICQ and AOL as set forth in this Agreement. Without limiting the generality of the foregoing, all right, title and interest in all servers and server-based technology related to the CP Service, including, without limitation, protocols, parameters, designs, specifications and user identification algorithms and technology underlying such algorithms are owned by CP. ICQ agrees that it will not, at any time during or after this Agreement, (i) do anything which may adversely affect the validity or enforceability of any trademark, trade name, patent, copyright or trade secret belonging to or licensed to CP (including any act, or assistance to any act, which may infringe or lead to the infringement of any proprietary right in any CP product or service), or (ii) exercise, or attempt to exercise, any proprietary rights in any CP products or services, other than as expressly set forth herein and in any other written agreement(s) that may be entered into by the parties.

12.3 Co-Development.  Any intellectual property resulting from or constituting
     --------------
work product ("Work Product") from co-development efforts under this Agreement shall be owned by ICQ, subject to CP's and ICQ's respective proprietary rights in any underlying software or technology to the extent incorporated or included in such Work Product. ICQ and AOL hereby grant to CP a fully paid-up, royalty free, perpetual, irrevocable and worldwide license to CP to use, reproduce, distribute, transmit, sublicense, modify and create derivative works of such Work Product, and to make, use, offer for sale and sell products and services that incorporate such Work Product or modifications thereof, provided that CP shall not make, use, offer for sale or sell any products or services incorporating such Work Product until nine (9) months after the termination or expiration of this Agreement. For purposes of this Agreement, "co-development" shall consist of (a) work, even if performed solely by CP, that primarily involves integration, pursuant to non-ICQ-provided specifications, of features and functionality into the ICQ Service (or other real time messaging technologies) or their functions and resources (such as member directories); and
(b) other work where employees of each party meet the statutory requirements under U.S. patent and/or copyright law (such as 35 U.S.C. Sec. 16 and 17 U.S.C. Secs. 101 and 201) to be deemed co-authors or co-inventors (including any work product consisting of or conforming to published API's or specifications of ICQ or AOL). CP hereby assigns to ICQ or AOL, as appropriate, any and all of CP's rights, title and interests in any co-developed work, and shall promptly deliver to ICQ or AOL all such co-developed work, including without limitation source code and all available Documentation, in form and manner specified by ICQ. CP shall cooperate with ICQ at ICQ's expense in documenting and perfecting all such rights, including executing any necessary assignments, applications or other documentation. Notwithstanding any of the foregoing, this Section 12.3 shall not construed to include, and CP retains sole ownership of all proprietary rights in and to, features, functionality, and all other aspects of the CP Service that prior to such development CP provides to other customers as part of the CP Service or otherwise develops apart from this Agreement. Further, this
Section 12.3 shall not be construed to include any generic modules (which shall mean any software object, program, application, API, driver, tool, module, plug-in, routine, subroutine, algorithm and/or other technology that is not uniquely specific to ICQ's or AOL's technical, operational or commercial requirements under this Agreement and that can be readily adapted to other uses or applications and that is not based on any ICQ or AOL proprietary specifications
             ---
or Confidential Information provided hereunder).

13.  Confidential Information.

Each party acknowledges that Confidential Information may be disclosed to the other party during the course of this Agreement. Each party agrees that, during and after the term of this Agreement, it shall only use Confidential Information of the other party as expressly permitted by this Agreement and shall take reasonable steps, at least substantially equivalent to the steps it takes to protect its own similar proprietary information, to prevent the duplication or disclosure of Confidential Information, other than to its employees or agents who must have access to the Confidential Information to perform such party's obligations hereunder, who shall each agree to comply with this Section 13 or with similar confidentiality obligations that are at least as protective of such Confidential Information.

14.  Representations and Warranties

14.1 Joint.  Each party represents and warrants to the other party that: (i)
     -----
such party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and shall not violate any agreement to which such party is a party or by which it is otherwise bound; (iii) when executed and delivered by such party, this Agreement shall constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms; and (iv) such party acknowledges that the other party makes no representations, warranties or agreements related to the subject matter hereof which are not expressly provided for in this Agreement.

14.2 CP.  CP represents and warrants to ICQ that the ICQ Mail Service, including
     --
the ICQ Mail Software, and the CP System, do not and will not infringe or violate any patents, copyrights, trade secrets, trademarks or other proprietary rights of any third party. CP shall, at its sole cost and expense, indemnify, defend and hold ICQ and AOL harmless from and against any third party claim, loss, damage, expense or liability (including reasonable attorney's fees and costs) that may result by reason of any breach of the foregoing representation and warranty. The foregoing representation and indemnity obligation shall not include any claim, loss, damage expense or liability to the extent that it is based on or arises out of the ICQ Branding Materials, ICQ provided specifications or other modifications to the CP Service, the ICQ Mail Service or the CP System made in compliance with or pursuant to ICQ's request, or the use of the ICQ Mail Service in combination with the ICQ Service or any Expanded Service where such violation occurs only as the result of such combination. ICQ shall promptly notify CP in writing of any indemnifiable claim after ICQ first learns of such claim, and shall provide CP with such assistance and cooperation as CP may reasonably request from time to time in connection with the defense thereof. ICQ and AOL shall have the right to employ separate counsel and to participate in the defense of any such claim and to have their own respective counsel in attendance at all times; ICQ and AOL will pay all costs of their counsel. Also, in its discretion, ICQ or AOL may assume control of the defense of any infringement claim; provided that under such circumstance ICQ or AOL shall bear all costs of such defense (but not of any consequent judgment or liability or settlement if made by AOL or ICQ without the prior written consent of CP which may not be unreasonably withheld). If any settlement requires an affirmative obligation of, results in any ongoing liability to, or prejudices or detrimentally impacts in any way, ICQ or AOL, then such settlement shall require ICQ's and/or AOL's written consent, as the case may be. If ICQ or AOL is enjoined or restrained from exercising any of its rights under this Agreement as a result of an infringement claim, CP shall, as promptly as practical either (i) obtain a license at no cost to ICQ and AOL permitting continued use of the infringed intellectual property rights on terms and conditions consistent with the rights granted to ICQ and AOL hereunder, (ii) modify the software to perform its intended function without infringing third party rights and without materially adversely affecting the functionality or performance of the software, or (iii) substitute software of comparable functionality and performance. If CP is unable to obtain a license, modify the software to perform its intended function without infringing third party rights, or substitute software of comparable performance and instead chooses to simply remove the infringing technology, CP shall be liable to ICQ and AOL for any reasonable damages suffered by ICQ and AOL as the result of such removal, including, without limitation, the cost to ICQ and/or AOL of replacing the infringing technology, subject to ICQ's and AOL's duty to use reasonable efforts to mitigate its damages. THE FOREGOING STATES ICQ'S AND

AOL'S SOLE AND EXCLUSIVE REMEDY, AND CP'S SOLE AND EXCLUSIVE LIABILITY, WITH RESPECT TO INFRINGEMENT.

15.  Limitations on Liability

15.1 EXCEPT AS EXPLICITLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE ICQ SERVICE, THE ICQ CLIENT, THE ICQ MAIL SERVICE, THE ICQ MAIL WEBSITE, THE ICQ MAIL SOFTWARE, CP SYSTEM, THE CP SOFTWARE OR OTHERWISE UNDER THIS AGREEMENT TO THE OTHER PARTY, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

15.2 EXCEPT WITH RESPECT TO A BREACH BY CP OF ITS REPRESENTATION AND WARRANTY UNDER SECTION 14.2, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), WHETHER ARISING IN TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE), CONTRACT, BY OPERATION OF LAW OR OTHERWISE, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. DESPITE THE FOREGOING, IT IS UNDERSTOOD THAT LOSS TO A PARTY OF PROFIT THROUGH NORMAL OPERATIONS AS CONTEMPLATED BY THIS AGREEMENT THAT IT CAN DEMONSTRATE TO A COURT, ARBITRATOR OR OTHER TRIER OF FACT IT WOULD MORE LIKELY THAN NOT HAVE RECEIVED IF THE OTHER PARTY HAD NOT BREACHED THIS AGREEMENT WILL BE DEEMED DIRECT DAMAGES, NOT SUBJECT TO THE LIMITATIONS OF THIS SECTION 15.2..

16.  Term and Termination.

16.1 Term.
     ----

     (a) Initial Term.  Unless earlier terminated as set forth herein, the
         ------------
initial term of this Agreement (the "Initial Term") shall be [**] from the Effective Date.

     (b) Extension Periods.  Upon the expiration of the Initial Term, and upon
         -----------------
the expiration of the [**] Extension Periods, ICQ may elect, in its sole discretion, to extend the term of this Agreement for an additional [**] year period (each, an "Extension Period"), up to an aggregate maximum of [**] Extension Periods. ICQ shall be deemed to have exercised its option for any Extension Period unless, at least thirty (30) days prior to the expiration of the Initial Term, or of the first, second or third Extension Periods, as applicable, ICQ provides written notice to CP that ICQ does not wish to exercise its option for the forthcoming Extension Period.

16.2 Termination for Convenience.  ICQ may terminate this Agreement in its
     ---------------------------
discretion at any time during the Initial Term or any Extension Period upon 90 days written notice to CP.

16.3 Termination for Breach.  Either party may terminate this Agreement at any
     ----------------------
time in the event of a material breach by the other party which remains uncured after thirty (30) days written notice thereof. In the event a party contests the existence of a breach and/or termination of this Agreement, the other party will continue to perform its obligations hereunder pending a final, non-appealable judgement confirming the breach and termination, or an order of a court of competent jurisdiction permitting such party to cease performing its obligations hereunder.

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.4  Termination Relating to Interactive Service.  ICQ may terminate this
      -------------------------------------------
Agreement, upon thirty (30) days' prior written notice to CP, if (a) CP enters into an agreement pursuant to which a controlling interest in CP is to be acquired by an Interactive Service or a person or entity owning a controlling interest in an Interactive Service, (b) an Interactive Service or person or entity controlling an Interactive Service actually acquires control of CP, (c) CP enters into an agreement by which CP is to acquire a controlling interest in an Interactive Service or a person or entity owning a controlling interest in an Interactive Service, (d) CP actually acquires a controlling interest in an Interactive Service or person or entity owning a controlling interest in an Interactive Service, or (e) CP commences operating an Interactive Service either directly or as a joint venture with another party or positions its business so as to be substantially associated with an Interactive Service. ICQ will not have the right to terminate this Agreement under this Section 16.4 solely as the result of any arrangement where CP directly or indirectly provides internet access solely to permit users of the CP System to access and utilize their email service.

16.5 Termination for Bankruptcy/Insolvency.  Either party may terminate this
     -------------------------------------
Agreement immediately following written notice to the other party if the other party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

16.6 Transition Assistance.  In the event of a termination of this Agreement
     ---------------------
pursuant to Sections 16.2, 16.3, 16.4 or 16.5, CP will provide to ICQ the dedicated, full-time services of one (1) qualified engineer for a period of ninety (90) days to assist ICQ and/or AOL in migrating or transitioning the ICQ Mail Service to another provider. In the event of termination for ICQ's breach under Section 16.3, ICQ shall pay for CP's assistance in the migration or transition at the then-current CP Time-and-Materials Rate and shall pay any out-of-pocket expenses incurred by CP in connection with such migration or transition.

16.7 Transition Period.  For a period of ninety (90) days following the
     -----------------
termination or expiration of this Agreement (the "Transition Period"), ICQ and AOL shall have all of the rights granted hereunder and ICQ will have all of the obligations with respect to the ICQ Mail Service created prior to the date of termination or expiration (including all rights necessary to enable ICQ and AOL to transition the ICQ Mail Service to another system without interruption of service. During such period, CP will not be entitled to any revenues or fees hereunder if the termination is by ICQ pursuant to Sections 16.3 or 16.4; in any other circumstance, CP will be entitled to the fees and revenue sharing for services provided hereunder, subject to equitable reduction as the scope of their services reduce hereunder. Further, all end-user sublicenses of the ICQ Mail Software shall survive the termination or expiration of this Agreement pursuant to the terms of such end user license agreement as provided herein. During the Transition Period, CP shall remain obligated to provide to ICQ the support services described in Section 5. Also, during the Transition Period, CP shall provide ICQ with reasonable assistance in developing a new version of the ICQ Client that is not integrated with (and does not contain) any portion of the ICQ Mail Software and shall otherwise reasonably assist ICQ, as appropriate or necessary, to migrate or transition the email services provided in connection with the ICQ Service to another provider. ICQ shall be entitled to seek injunctive relief such as specific performance in the event CP fails to comply with its transition obligations under Section 16.6 and this Section 16.7 (without resort to the dispute resolution mechanisms specified in Section 17).

16.8 Return of Information.  Upon the expiration or termination of this
     ---------------------
Agreement, each party shall, upon the written request of the other party, return or destroy (at the option of the party receiving the request) all Confidential Information of the other party.

16.9 Survival.  Notwithstanding anything to the contrary contained herein, the
     --------
provisions of Sections 1, 4.2, 6.1, 6.2 and 6.5 (as to amounts accrued but unpaid), 6.6, 7, 12, 13, 14, 15, 16.6, 16.7, 16.8, 16.9, 17 and 18 shall survive the termination, cancellation or expiration of this Agreement.

17.  Dispute Resolution.
     -------------------

17.1 Management Committee.  The Parties will establish a "Management Committee"
     --------------------
made up of one (1) senior executive from each of the Parties for the purpose of resolving Disputes (as defined below).

17.2 Dispute Resolution by Management Committee.  If the Parties are unable to
     ------------------------------------------
resolve any dispute by, controversy or claim arising under or related to this Agreement or the transactions contemplated hereby (excluding any disputes relating to intellectual property rights or confidentiality) (each a "Dispute"), such Dispute will be promptly submitted for resolution by the Management Committee. The foregoing shall not limit the right of either party to at any time apply to a court for an action for a temporary restraining order, preliminary injunction or other equitable relief to stop or prevent irreparable harm.

17.3 Binding Arbitration.  Except for the right of either party to apply to a
     -------------------
court for an action for a temporary restraining order, preliminary injunction, specific performance or other equitable relief to stop or prevent irreparable harm, all claims, disputes, controversies and other matters in question between the parties to this Agreement, arising out of, or relating to this Agreement, or the breach thereof, and which cannot be resolved by the parties pursuant to
Section 17.2, shall be settled only by binding arbitration in accordance with the Commercial Rules of the American Arbitration Association ("AAA") then in effect, including matters involving negligence, strict liability or intentional acts or omissions by either party, provided that the following will apply:

     (a) The parties shall have the right to discovery by any or all methods provided in the Federal Rules of Civil Procedure. The arbitrators may, upon request, exclude any evidence not made available to the other party pursuant to a proper discovery request from being used in the arbitration proceeding.

     (b) Demand for arbitration shall be served upon the other party by certified mail and specify in reasonable detail the nature of the dispute. The demand shall be effective upon receipt, shall be made within a reasonable time after the claim, dispute or controversy has arisen, and shall in no event be made more than one year after the claim or cause of action arises. The proceeding shall be held in Washington D.C.

     (c) Within thirty (30) days after service of a demand for arbitration, the parties shall attempt to agree upon a single arbitrator. If the parties cannot agree upon a single arbitrator, either party may request the AAA to appoint an arbitrator in accordance with its rules, subject to the qualifications specified below. If the parties fail to agree on an arbitrator from those named by the AAA or if for any reason the appointment cannot be made from the AAA submitted lists, each party shall appoint an arbitrator within seven (7) days thereafter and the third arbitrator shall be appointed by the AAA. For any three member arbitration panel, the chairman shall be an attorney with experience in handling disputes in the computer industry and the other two shall have background or training in computer law, computer science or the computer industry. A single arbitrator agreed upon by the parties shall have a background or training in computer law, computer science or the computer industry.

     (d) The arbitrators shall have no power or authority to reform this Agreement. The arbitrators shall have the power and authority to award equitable relief other than reformation, including injunction and specific performance, nor to determine any matter requiring agreement of the parties. The arbitrators shall have no power or authority to award punitive damages. The arbitrators shall have the power and authority to award consequential, special, indirect, or incidental damages only as permitted by the terms of this Agreement.

     (e) This Agreement shall remain in effect during the pendency of the dispute resolution process without any interruption of service or performance by either party.

     (b) The cost of the arbitration shall be borne equally pending the arbitrator's award. The prevailing party in any arbitration proceeding or litigation hereunder shall be entitled, in addition to such other relief as may be granted, to recover reasonable attorney's fees and the costs incurred in connection with arbitration or litigation under this Agreement.

     (c) The commencement, and any resolution reached as a result, of any dispute resolution procedure under this Section shall be considered confidential and shall not be disclosed by either party or by the arbitrators.

     (d)  The Federal Rules of Evidence will apply in toto to any such Dispute.

     (e) The decision of the arbitrator on the points in the Dispute will be final and binding, and judgment on any award may be entered in any court having jurisdiction thereof.

18.    General Provisions

18.1   Acknowledgment.  ICQ AND CP EACH ACKNOWLEDGE THAT THE PROVISIONS OF THIS
       --------------
AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY. THE PROVISIONS OF THIS SECTION 18.1 SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.

18.2   Independent Contractors.  The parties to this Agreement are independent
       -----------------------
contractors. Neither party is an agent, representative, or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such a relationship upon either party.

18.3   Notice.  Any notice, approval, request, authorization, direction or other
       ------
communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available.

      To ICQ:                              To CP:

      ICQ, Inc.                            Critical Path Inc.
      22000 AOL Way                        320 First Street
      Dulles, Virginia  20166              San Francisco, CA 94105
      Attention:  Fred Singer              Attention:   Mari Tangredi

      Phone:  (703) 265-2727               Phone:  (415) 808-8800

      Fax:  (703) 265-1204                 Fax:  ( 415  ) 808-8777

      Copy to:

      America Online, Inc.
      22000 AOL Way
      Dulles, VA  20166
      Attention: General Counsel

      Fax:  (703) 265-2208

18.4 No Waiver. The failure of either party to insist upon or enforce strict
     ---------
performance by the other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

18.5 Entire Agreement. This Agreement sets forth the entire agreement, and
     ----------------
supersedes any and all prior agreements of the parties with respect to the transactions set forth herein. Neither party shall be bound by, and each party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other party in any correspondence or other document, unless the party to be bound thereby specifically agrees to such provision in writing.

18.6 Amendment. No change, amendment or modification of any provision of this
     ---------
Agreement shall be valid unless set forth in a written instrument signed by the party subject to enforcement of such amendment.

18.7 Further Assurances. Each party shall take such action (including, but not
     ------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other party for the implementation or continuing performance of this Agreement.

18.8   Assignment.  Neither party may assign any of its rights, interest or
       ----------
benefits or delegate any of its duties under this Agreement, or otherwise transfer this Agreement without the prior written consent of the other party; provided that ICQ may assign this Agreement to any affiliate of ICQ (including any entity controlling ICQ, controlled by ICQ or under common control with ICQ), and provided further that either party may assign this Agreement for purposes of reincorporation or change of domicile. For purposes of the foregoing, any merger of a party with or into, or sale of all or substantially all of the assets of a party to, or the acquisition of controlling interest in a party's voting stock by, another entity shall be considered an assignment subject to the foregoing restriction. Subject to the foregoing, this

Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

18.9   Construction.  In the event that any provision of this Agreement
       ------------
conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

18.10  Applicable Law; Jurisdiction.  This Agreement shall be interpreted,
       ----------------------------
construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles. Each party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, in connection with any action to enforce the provisions of this Agreement, to recover damages or other relief for breach or default under this Agreement, or otherwise arising under or by reason of this Agreement. Each party acknowledges that a violation of this Agreement could cause irreparable harm to the other party for which monetary damages may be difficult to ascertain or an inadequate remedy. Each party therefore agrees that the other party shall have the right, in addition to its other rights and remedies, to seek and obtain injunctive relief for any violation of this Agreement.

18.11  Export Controls.  Both parties shall adhere to all applicable laws,
       ---------------
regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

18.12  Headings.  The captions and headings used in this Agreement are inserted
       --------
for convenience only and shall not affect the meaning or interpretation of this Agreement.

18.13  Counterparts.  This Agreement may be executed in counterparts, each of
       ------------
which shall be deemed an original and all of which together shall constitute one and the same document. This Agreement may also be signed by facsimile transmission and any signature sent or received via facsimile transmission shall constitute an original signature.

18.14  Force Majeure. CP shall not be responsible for any delays, errors,
       -------------
failures to perform, interruptions or disruptions in the ICQ Mail Services or the CP System caused by or directly resulting from any acts of God, strikes, lockouts, riots, acts of war, governmental regulations, fire, power failure, earthquakes, severe weather, floods or other natural disaster or from any unforeseeable events outside of CP's reasonable control occurring with respect to ICQ, ICQ Mail User's or any third party's hardware, software or communications equipment or facilities (not including any subcontractor of services provided by CP hereunder) (each, a "Force Majeure Event"). The foregoing shall not relieve CP from responsibility to the extent that reasonable actions or actions normally provided in the industry or required as a result of the obligations of CP under Exhibits B or C (such as back-up servers, alternative routing providers, etc,) would have made such events within CP's reasonable control or prevented any such delay, error, failure, interruptions or disruptions. In addition, in no event will a Force Majeure Event permit any delay, error, failure, interruption or disruption for longer than a commercially reasonable time considering the event and after such reasonable time period, the Force Majeure Event shall not longer be deemed to exist or apply. If the Force Majeure Event lasts for a period of sixty (60) days or longer, then ICQ shall be entitled to terminate this Agreement upon written notice to CP. Neither party shall have any liability or obligation to the other party as a result of such termination, and CP agrees to provide reasonable transition assistance pursuant to Section 16.7 if not prevented by the Force Majeure Event.

18.15  Insurance.  CP, at its cost and expense, shall secure and maintain
       ---------
adequate insurance coverage as is necessary, as a reasonable prudent business matter, for CP to bear all of its obligations under this Agreement. Maintenance of such insurance shall not be deemed to relieve or limit CP of any responsibility or obligation hereunder whatsoever. CP assumes full and complete liability for all injuries to, or death of, any person or for any damages to property arising from its acts or omissions. CP will add ICQ and AOL as additional insureds on all appropriate insurance policies, including all liability policies, with endorsements that require 30 days notice of ICQ and AOL of any cancellation of such policies, and shall promptly provide ICQ and AOL with copies of such policies and endorsements and any changes thereto from time to time. CP's insurance shall be primary as to any other insurance the ICQ or AOL may have.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ICQ, INC.                               CRITICAL PATH INC.

    /s/ David M. Colburn                    /s/ Douglas T. Hickey
By: _________________________________   By: _________________________________

             David M. Colburn                        Douglas T. Hickey
Print Name:  ________________________   Print Name:  ________________________

       SVP, Business Affairs                   President & CEO
Title: ______________________________   Title: ______________________________

                                   EXHIBIT A

                                  Definitions

"AOL" shall mean America Online, Inc., a Delaware corporation.

"Active ICQ Mail User" shall mean, for any given period (i.e., a calendar quarter for measurements specified herein as applying for a calendar quarter or for a calendar month for periods specified herein as applying for a calendar month) an ICQ Mail User who, during such applicable period accesses his email account on the ICQ Mail Service at least once (whether or not such ICQ Mail User actually sends or receives email from such account during such period).

"Change of Control" shall mean any event that results in any person or entity not having control of a referenced party as of the date hereof acquiring control of such party by any means whatsoever, including (i) the consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of the referenced party; or (ii) the acquisition by any individual, entity or group (within the meaning of Section13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of either beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of a sufficient percentage of the voting securities or right to vote or take action as to result in control or the contractual right to exercise control In all instances, the acquisition of more than 50% of either (A) the then outstanding shares of common stock or other common equity of such party; or (B) the combined voting power of the then outstanding voting securities of such party entitled to vote generally, including as to the election of directors or other governing body shall conclusively be deemed control.

"Control" (including the terms "controlling", "controlled by" or "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

"Confidential Information" shall mean any information relating to or disclosed in the course of the negotiation or performance of this Agreement, which is, or should be reasonably understood to be, confidential or proprietary to the disclosing party, including, but not limited to, the existence and material terms of this Agreement, User Information or other information about ICQ Users, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data. Without limiting the generality of the foregoing, all protocols, parameters, designs, specifications and user identification algorithms relating to the ICQ Service are Confidential Information of ICQ. "Confidential Information" shall not include information that the receiving party can establish is (a) already lawfully known to or independently developed by the receiving party, (b) generally known to the public, (c) lawfully obtained from any third party, (d) required to be disclosed by law, or (e) permitted to be disclosed pursuant to the terms of this Agreement.

[**]

"CP Competitors" shall mean solely entities whose primary business is to provide web-based email services which are directly competitive with the CP System. CP Competitors will not include any entity that only provides web-based email services as part of a general Interactive Service.

"CP Email Software" shall mean the current standard suite of client and host software products distributed by CP that enables the provision of email and related communication services to end users through one or more Internet websites, all Documentation therefor and any Updates thereto.


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"CP Service" shall mean the system and services pursuant to which CP provides web-based email, including without limitation the CP Email Software and the hosting and other services required in connection therewith.

"CP System" shall mean the software and related systems pursuant to which CP provides the CP Service, including without limiting the CP Email Software and all intellectual property rights therein.

"CP Time-and-Materials Rate" shall mean the rate of $200 per hour for the first one-year period during the term of this Agreement, and for each year thereafter, a rate that is an increase from the rate for the previous year that is no more than the lesser of the increase in the Consumer Price Index for All Consumers (Washington D.C. area) and 5% .

"Documentation" means all documentation at any times existing relating to applicable software, including all technical documentation and source code notations used or created by the creating party or provided to or used by any end-user or any support or other technical personnel.

[**]

"ICQ Client" shall mean the client software developed and distributed by ICQ that enables ICQ Users to access and use the ICQ Service, and any Updates thereto.

"ICQ Mail Service" shall mean the web-based email and email-related services provided to ICQ Mail Users by ICQ, utilizing the services of CP hereunder, including any Updates thereto.

"ICQ Mail Software" shall mean the customized version(s) of the CP Email Software created by CP pursuant to the provisions of Section 2.1, including both client components intended to run on an end-user's computer and host components used to provide and operate email services through the ICQ Mail Website and including all Documentation therefor and all Updates thereto.

"ICQ Mail User" shall mean an ICQ User who, pursuant to the provisions of
Section 4.1, has registered with ICQ to use the ICQ Mail Service.

"ICQ Mail Website" shall mean have the meaning given to such term in Section 2.2(a).

"ICQ Service" shall mean the ICQ-branded service, currently available through the Internet, that enables ICQ Users to communicate with one another, including through real-time, personal text messaging, and to monitor each other's online status.

"ICQ User" shall mean any registered user of the ICQ Service and any registered user of the ICQ Mail Service (including any Expanded Service). As set forth on Exhibit B, it is understood that, in Phase II (as described on Exhibit B), the ICQ Mail Service will be offered to the general public, including those who are not registered users of the ICQ Service.

[**]


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

"Premium Email Services" shall mean any existing or future products or services that are ancillary or complementary to the provision of typical, standard email services, including those for which end-users are generally charged an additional or separate fee.

"Severity 1 Problems" are problems that in ICQ's reasonable determination halt or materially disrupt product execution, cause a major loss of product functionality or reduction in capability of core functions or data corruption or damage or create an emergency which will cause significant financial or reputation loss or other loss or business disruption.

"Severity 2 Problems" are problems that in ICQ's reasonable determination are not Severity 1 Problems but that require prompt correction but do not prevent the material use of the core functions of the system (such as, for example, an isolated, consistently reproducible problem resulting in system crash loss of core or material functionality, but which can be avoided without undue disruption or the failure of a significant utility).

"Severity 3 Problems" are problems, including all other bugs, that in ICQ' reasonable determination are not Severity 1 Problems or Severity 2 Problems.

"Standard Email Services" shall mean all email services and functions included in the Specifications (including Phase II specifications), other than those expressly listed as Premium Services, together with such other email services as from time to time become considered typical, standard email services or for which no fee is generally charged by other web-based email services or otherwise agreed to by the parties.

"Updates" shall mean, as to any product, all subsequent releases thereof including maintenance releases and services patches, error corrections, upgrades, upgrades, enhancements, additions, improvements, extensions, modifications and new, replacement or successor versions or products, and all related Documentation.

                                   Exhibit B

                  Initial Specifications for ICQ Mail Service

                        (Developed and Provided by ICQ)

--------------------------------------------------------------------------------
                                      [**]

                                   Draft 2.0
--------------------------------------------------------------------------------


I.    Objectives
II.   Timeframe and Delivery
III.  ICQ Deliverables
IV.   Phase I Features
V.    Phase II Features


1.2  I.  ICQ Email Objectives:

[**]
----

II.  Timeframe and Delivery

[**]



[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[**]

III  ICQ Deliverables

[**]


IV  Phase I Features

     [**]


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [**]


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [**]


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[**]


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

V  Phase II Features


[**]


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

  [**]


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[**]


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[**]


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   Exhibit C

                  CP Hosting and Email Performance Obligations

 Any content or any other data from non-CP hosted servers shall not be included in the calculation or measurement of the performance metrics and all other CP requirements of this Exhibit



Key Process/Measurement      Accuracy/functionality Standard              Timeliness Standard
---------------------------------------------------------------------------------------------------------------
Service Availability         Min acceptable: [**] average weekly         Schedule downtime to occur only on
                             availability (24 hrs, 7 days a week,         Saturdays, [**] Pacific time no more
                             365 days) excluding planned                  than 26 times per year or with written
                             maintenance windows . Users should see       permission from ICQ. In addition,
                             screen explaining downtime or warning of     planned system downtime should be
                             potential lag time in messages               communicated to ICQ at least 48 hours
                                                                          in advance and should not occur at
                                                                          peak traffic times
-----------------------------------------------------------------------------------------------------------------------
Processing emails            [**] of all messages processed by the        Monthly avg response time for http
                             Service will be handled without Error        sessions under [**] for [**] of user's
                             meaning that the message is intact           service requests End to end time to
                             upon receipt.                                send/receive a message from another
                                                                          service should be less than [**] for [**]
                                                                          of all messages. However, CP will not be
                                                                          responsible for delays outside of the CP
                                                                          System or other Force Majeure Events
                                                                          End to end time to send/receive a message
                                                                          that is hosted internally by CP should be
                                                                          less than [**] for [**] of all messages.
-----------------------------------------------------------------------------------------------------------------------

[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Key Process/Measurement      Accuracy/functionality Standard              Timeliness Standard
----------------------------------------------------------------------------------------------------------------------------------
Service response time        Images load, links work [**] of time         All pages should completely load (including images) and
                                                                          functions completed in a time equal or less than other
                                                                          leading webmail service providers
----------------------------------------------------------------------------------------------------------------------------------
Capacity/Planning            Peak usage for all components (greater       Thresholds to generate a new Capacity upgrade should be
                             than) [**] capacity.                         initiated at [**] utilization for all components

                             AOL agrees to provide estimated
                             quarterly projections to CP of
                             anticipated new mailboxes to assist
                             in such capacity planning.
----------------------------------------------------------------------------------------------------------------------------------
Customer service             Support all end user problems/issues         [**] of emails acknowledged
inbound/outbound emails      with Service including but not limited       Within [**] or within [**] with auto-responders; [**] of
                             to Premium Services, but not including       emails responded to within [**] business days and [**] of
                             Non-affiliated Premium Services (such        problems will have resolution within [**] business days
                             as JFAX). Minimum acceptable [**]
                             accurate; Minimum coverage of emails
                             [**] Pacific Standard Time plus part-time
                             coverage in evenings and weekends to
                             support performance standards.
----------------------------------------------------------------------------------------------------------------------------------
Testing                      CP to conduct ongoing system testing to      Testing should be continuous (in intervals less than
                             ensure that [**] of performance metrics      or equal to [**] [**]): [**] of problems with any of
                             are tracked; Should include but not          the performance metrics including
                             limited to continuous page



[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Key Process/Measurement      Accuracy/functionality Standard              Timeliness Standard
----------------------------------------------------------------------------------------------------------------------------------
                             loading testing of a ICQ URLS from multiple   but not limited to those listed in Exhibit E, must be
                             geographically separate monitoring            identified within a [**] hour period and plan of
                             locations on the internet and as well as      resolution ready within [**] hours of problem
                             testing of as well as testing of email/all    identification/notification
                             other service throughput times (send,
                             receive, forward etc) from at least one
                             external source "Performance metrics"
                             means the service availability, processing
                             emails and service response time
                             requirements indicated above. CP will
                             monitor and take a baseline for the
                             first 30 days of service and track
                             degradation on an ongoing basis.
----------------------------------------------------------------------------------------------------------------------------------
Monthly Reporting            [**] accurate Monthly reports to include:  Reports should be received no later than 5 business days
(For each ICQ email domain,  CP System uptime Number of new user        after close of month
including "vanity domains"   mailboxes Number of deleted user
and for all premium          mailboxes Total number of user
services individually)       mailboxes Member storage used for
                             user mailboxes-(to be available for
                             Phase 2) Number of CP System Outages
                             System total downtime and average
                             daily and monthly downtime Changes
                             to CP System Reason for change Areas
                             affected
----------------------------------------------------------------------------------------------------------------------------------


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Key Process/Measurement      Accuracy/functionality Standard              Timeliness Standard
----------------------------------------------------------------------------------------------------------------------------------
Daily Reporting as available  Number of messages received                 Daily reports should be available every 24 hour period
(For each ICQ email domain,                                               on a password-accessible website
including "vanity domains"    Number of recipients
and for all premium
services individually)        Number of messages sent

                              Number of senders
----------------------------------------------------------------------------------------------------------------------------------
System Outage Reports         Specific System outage details              Reports shouldbe faxed within [**] of outage

                              Time of Outage

                              Length of outage

                              Affected areas

                              Reason for outage

                              ICQ contact notified (if any) and time
                              of notification

                              Remedy to prevent outage reoccurrence
----------------------------------------------------------------------------------------------------------------------------------
System Outage Response        If a system outage occurs, CP will report   System outages will be identified within [**] [**] of
                              outage to ICQ upon discovery                occurrence, and ICQ will be contacted within same time
                                                                          frame.
                              First, by phone call to ICQ NOC if any

                              Next, by email to designated address which ICQ will provide

                              Further, CP will make available a support
                              pager number manned 24/7/365.
----------------------------------------------------------------------------------------------------------------------------------
Data Integrity                User must be able to access all             To extent measurable, will match or




[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Key Process/Measurement      Accuracy/functionality Standard              Timeliness Standard
----------------------------------------------------------------------------------------------------------------------------------
                             mailbox and folders contents and             exceed Other Leading Webmail Service Providers;
                             preferences [**] of time (subject to         [**] of such unaccessed data should be restored
                             mutual agreement on archiving and            within competitive standards to be mutually
                             offline storage policy for older             agreed upon
                             information)
----------------------------------------------------------------------------------------------------------------------------------
Security                     Security features and system capabilities    If leading competitor(s) offers a new security element,
                             should be equal or better to that offered    Critical Path will match it within a reasonable time
                             by Other Leading Webmail Service Providers   period
                             consistent with product spec and timeline
----------------------------------------------------------------------------------------------------------------------------------
Spam Controls                Spam control features and system             If a leading competitor offers a new spam control
                             capabilities should be equal or better to    element, Critical Path should Match it with a
                             that offered by Other Leading Webmail        reasonable time period. Such tools will be
                             Service Providers and consistent with        continuously running and account can be closed,
                             standards established throughout the ICQ     if necessary, immediately after reasonable
                             web-site                                     investigation is conducted.

                             Critical Path will offer identification
                             statistics and controls to continuously
                             monitor for outbound spam of any kind
                             and allow for shutting down account
----------------------------------------------------------------------------------------------------------------------------------


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   Exhibit D

                        CP Back-End Support Obligations


Available Contacts; Response
----------------------------

CP shall appoint dedicated technical contacts with reasonable and substantial relevant training and experience to whom ICQ may address all technical questions relating to the ICQ Mail Software. Such contacts must be available twenty four hours a day, 7 days a week, 365 days a year.

Such contacts will be available by phone or pager 24 hours a day. Calls not answered should be returned in all instances within one-half hour.

Additional Technical Support.
----------------------------

At ICQ's request, CP will provide to ICQ appropriate technical personnel to provide support and advice to ICQ at locations specified by ICQ at the then current CP Time-and-Materials Rate or as otherwise agreed. Actual travel expenses shall be reimbursed to CP under ICQ's standard practices and policies, including maximum amounts for reimbursement and coach air travel.

Error Correction
----------------

CP shall correct problems as specified herein:

 . For Severity 1 Problems, CP will respond within [**] and use best commercial efforts to provide ICQ a patch, workaround, or other temporary solution within [**] after ICQ notifies CP and a permanent problem resolution within [**]

 . For Severity 2 Problems, CP will respond with [**] and use best commercial efforts to provide ICQ a patch, workaround, or other temporary solution within [**] after ICQ notifies ICQ and a permanent problem resolution within [**]

 . For Severity 3 problems, CP will use best commercial efforts to provide a patch, work around or other temporary solution within [**] after ICQ notifies ICQ and a permanent problem resolution must be provided within a time frame that is commercially reasonable considering the severity of the problem and in no event later than the next scheduled release (or earlier if mutually agreed).

If any problem cannot be reproduced by CP after best commercial and prompt efforts, CP and ICQ shall mutually determine how to reproduce the problem and correct it.

Training
--------

CP will, at no cost to ICQ, provide ICQ personnel with sufficient training to enable ICQ to undertake its obligations and obtain its benefits hereunder. The parties will mutually agree on the amount and content of such training, the personnel who will be trained, the timing of such training and location of such training. Each party will pay its own travel expenses for such training.


[**] CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Spamming Response
-----------------

CP shall promptly respond and resolve any spam issues on the ICQ Mail Service, including but not limited to using commercially reasonable efforts to block spam (which efforts will be not be less than those required under Exhibits B and C.)

                                   Exhibit E

                               Stock Warrant Form

                                   EXHIBIT F

                    ACCEPTABLE USE POLICY AND TERMS OF USE

        [THIS POLICY IS ONLY FOR REFERENCE IN THE EVENT OF A CLAIM FOR
                      INDEMNIFICATION UNDER SECTION 4.2]

                             Acceptable Use Policy

     This Acceptable Use Policy ("AUP") provides a set of guidelines that Customers and End Users of the services provided by Critical Path Inc. ("Services") must follow in the use of their Services accounts. Critical Path reserves the right to update this AUP often. Please review this AUP on a frequent basis to stay current on the acceptable uses of the Services.

Prohibited Activities

     . Customers and End Users may not transmit or disseminate: (i) advertising, chain letters, spam, junk mail or any other type of unsolicited e-mailing (whether commercial or informational) to persons or entities that have not agreed to be part of such mailings; (ii) harassing, libelous, abusive, threatening, obscene or otherwise objectionable materials or materials which infringe or violate any third party's copyright, trademark, trade secret, privacy or other proprietary or property right, or that could constitute a criminal offense, give rise to civil liability or otherwise violate any applicable law or regulation; or (iii) viruses or other harmful, disruptive or destructive files.

     . In addition, Customers and End Users may not use or attempt to use another person's or entity's account, service or system without authorization from the owner, nor will any Customer or any End User interfere with the security of, or otherwise abuse, the Service, system resources or accounts, or any network or another user's use or enjoyment of the mail services.

     . No Customer or End User may forge header or address information.


     Following are more specific (but not exhaustive) examples of the prohibited activities and Critical Path's policies with respect to them.

Unsolicited Bulk E-mail (popularly known as "spam")

Without exception, Critical Path does not tolerate the practice of mass-mailing unwanted email solicitations of any type, regardless of content, and will not permit its Customers or End Users to transmit or disseminate this type of email using the Services.

     .Any Customer or End User who sends unsolicited advertisements or solicitations, commercial or otherwise, may have its account disabled and be disallowed further service.

     .Each Customer is responsible for ensuring that the Services are used in an appropriate manner by Customer's End Users. Therefore, the Customer must take steps to manage the use of the Services so that violations of this AUP and other network abuse is minimized. The Customer must also make contact information available to its End Users, respond in a timely manner to any complaints and, if applicable to Critical Path's Services, forward such complaints to Critical Path for consideration.

 .In extreme cases, Critical Path may immediately suspend the use of any account in order to prevent further abuse or damage to e-mail systems or otherwise protect Critical Path's interests. If this occurs, Critical Path will notify the Customer as soon as possible.

     .Unsolicited advertisements or solicitations sent from other networks which reference e-mail accounts hosted by Critical Path will be treated as if they originated from the referenced account, unless Critical Path knows, or has sufficient evidence to believe, that the message originated with some unrelated party.

 .Likewise, postings made to usenet newsgroups or other online forums which reference e-mail accounts hosted by Critical Path, and are deemed to be inappropriate according to this AUP, the forum's ethical standards or other general Internet use standards, may be treated in the same manner as unsolicited bulk e-mail above.

Filtering of Incoming E-mail

 . It is Critical Path's policy to respect the privacy of its Customers and their End Users. Critical Path does not censor or control the contents of Customers' and End Users' e-mail messages. Customers and End Users are responsible for the contents of the messages obtained through the Services, and the consequences of any such messages.

 .As owner of the equipment and other resources used in providing the Services, Critical Path reserves the right to employ blocking or filtering software or other monitoring devices or techniques if deemed necessary or reasonable to detect and/or protect spam with respect to electronic communications received by Customers or End Users from other entities.

     .Whenever possible, Critical Path will attempt to notify the party being blocked before such action occurs.

Illegal Activities

 .The Services offered may only be used for lawful purposes. Transmission, distribution, or storage of any information, data or material in violation of any applicable law, regulation, ordinance or other rule imposed by any governmental authority, is prohibited. This includes, but is not limited to, material protected by copyright, trademark, trade secret, or other proprietary right.

 .Critical Path will cooperate with law enforcement and other legal authorities in investigating claims of illegal activity.

     .Critical Path will not release any personally-identifiable information regarding its Customers (other than information that is already publicly available, such as the InterNIC's WHOIS database) or their End Users to any third party except to the extent necessary or appropriate to cooperate with such law enforcement or other legal authorities, to comply with applicable laws or regulations or in legal or administrative proceedings where such information is relevant, or to properly provide the Services, operate or maintain its systems or protect itself or its customers.

     .Critical Path reserves the right to terminate any Customer's or End User's account if Critical Path learns that such Customer or End User has provided Critical Path with false or misleading registration information.

Account and Password

     .Each Customer and End User is responsible for maintaining the confidentiality of its account number and password and is responsible for all uses of its account, whether or not authorized by the Customer or End User.

     .Customer or End User agrees to immediately notify Customer of any unauthorized use of its account.

Rights and Responsibilities

 .Certain violations of this AUP may subject Customer and/or End User to criminal and/or civil liability.

 .Critical Path considers most instances of unsolicited bulk e-mail to be a theft of Services and reserves the right to take appropriate actions against originators of same, including terminating the applicable account(s) and suing for damages.

 . Customer and End User agrees to indemnify and hold Critical Path, its suppliers and their respective affiliates and agents, harmless from any claim, action or demand, including reasonable attorneys' fees, made by any third party due to, arising out of or related to Customer's or User's use of the Services or the violation of this AUP, including without limitation the infringement by Customer or End User, or any other user of the applicable account, of any intellectual property or other right of any person or entity.

     .Nothing contained in this document shall be construed to limit action Critical Path may take or remedies available to it in any way with respect to any prohibited activity or conduct. Critical Path reserves the right to take any additional actions it may consider appropriate with respect to such activity or conduct, including without limitation taking action to recover costs and expenses of identifying offenders and removing them from Critical Path's network or systems, and levying cancellation charges to cover costs in the event of disconnection for the causes outlined in this AUP. In addition, Critical Path reserves the right to charge and/or sue for damages (including damage to software, hardware and other equipment and the time and expense incurred in repairing such damage) if any harm is done to its network or equipment which requires repair or reconfiguration of any kind.

 .Non-enforcement of any term of this AUP does not constitute consent or waiver, and Critical Path Inc. reserves the right to enforce such term at its sole discretion.

-----------------------------------------------------------------------
DEFINITIONS

 ."Customer" refers to the business entity which has contracted with Critical Path, Inc. for e-mail services. Each Customer may have multiple domain accounts and each domain account may have one or more End User.

 ."End User" refers to the person, persons, or entity using a specific account (designated by a unique e-mail address) within a domain controlled by the Customer and operated by Critical Path, Inc.

------------------------------------------------------------------------

Selected Bibliography  (if you are concerned about spam and other uses of the
---------------------
Internet and email, the following websites might be of interest to you. Critical Path does not make these sites available and makes no warranties or representations regarding them.)

 .RFC 1855 "Netiquette Guidelines" (the "unwritten" rules)

 .Fight Spam on the Internet! (the central site for the anti-spam activist community; includes filtering methods, example policies, and much more)

 .Coalition Against Unsolicited Commercial E-mail (the world's largest online organization)

  .The Net Abuse FAQ (mainly deals with Usenet; maintained by a Critical Path employee)

                                 TERMS OF USE
                                 ------------

                 Please read the following agreement carefully.

     You must accept the agreement to be able to use the CUSTOMER Service.

1.  Acceptance of Terms of Use

CUSTOMER's mail service ("CUSTOMER Service") is provided free of charge to registered users (each, a "User") under these Terms of Use. BY COMPLETING THE REGISTRATION PROCESS AND CLICKING THE "I ACCEPT" BUTTON, YOU ARE INDICATING YOUR AGREEMENT TO BE BOUND BY THESE TERMS OF USE. These Terms of Use are the entire agreement between you and CUSTOMER with respect to the services provided by CUSTOMER.

2. Privacy of Information

It is CUSTOMER's policy to respect the privacy of its Users. CUSTOMER does not censor or control the contents of its Users' email messages. You alone are responsible for the contents of your messages, and the consequences of any such messages. As owner of the equipment and other resources used in providing the CUSTOMER Service, CUSTOMER and its suppliers reserve the right to employ blocking or filtering software or other monitoring devices or techniques if deemed necessary or reasonable to detect and/or protect itself from spam with respect to electronic communications received by Users from other persons or entities.

CUSTOMER will cooperate with law enforcement and other legal authorities in investigating claims of illegal activity and to report to law enforcement officials any suspected illegal activity.

CUSTOMER will not release any personally-identifiable information regarding its Users to any third party except to the extent necessary or appropriate to cooperate with such law enforcement or other legal authorities, to comply with applicable laws or regulations or in legal or administrative proceedings where such information is relevant, or to properly provide the CUSTOMER Service, operate or maintain its systems or protect itself or its customers. You agree that CUSTOMER's judgment as to the validity of any court order or government directive to disclose information shall be considered proper and final. CUSTOMER reserves the right to terminate any User's account if CUSTOMER learns that such User has provided CUSTOMER false or misleading registration information.

3. Modifications of these Terms of Use

CUSTOMER may modify these Terms of Use from time to time in its sole discretion. CUSTOMER will provide you with reasonable notice of any such changes, and your continued use of the CUSTOMER Service will be deemed to constitute your acceptance of any such changes.

4. CUSTOMER's Rights

CUSTOMER may modify or discontinue your account or the CUSTOMER Service with or without notice, without liability to you or any third party.

5. Prohibited Activities

The CUSTOMER Service may only be used for lawful purposes. Transmission, distribution, or storage of any information, data or material in violation of any applicable law, regulation, ordinance or other rule imposed by any governmental authority, is prohibited. This includes, but is not limited to, material protected by copyright, trademark, trade secret, or other proprietary right.

     You agree that you will not transmit or disseminate: (i) advertising, chain letters, spam, junk mail or any other type of unsolicited emailing (whether commercial or informational) to persons or entities that have not agreed to be part of such mailings; (ii) harassing, libelous, abusive, threatening, obscene or otherwise objectionable materials or materials which infringe or violate any third party's copyright, trademark, trade secret, privacy or other proprietary or property right, or that could constitute a criminal offense, give rise to civil liability or otherwise violate any applicable law or regulation; or (iii) viruses or other harmful, disruptive or destructive files. You may not alter headers of email messages to conceal the email address or prevent others from responding to the messages.

You agree that you will not use or attempt to use another person's or entity's account, service or system without authorization from the owner, nor will you interfere with the security of the CUSTOMER Service, system resources or accounts or any network. You may not abuse systems, or make use of the CUSTOMER Service in a way that disrupts the normal use of CUSTOMER's system or services for others. This includes but is not limited to, running excessive numbers of processes, attempting to disrupt the connections or other customers, consuming excessive amounts of CPU time, memory or disk space, or running multiple simultaneous logins.

Unsolicited advertisements or solicitations sent from other networks which reference email accounts hosted by CUSTOMER will be treated as if they originated from the referenced account, unless CUSTOMER knows, or has sufficient evidence to believe, that the message originated with some unrelated party.

     Likewise, you may not post inappropriate messages to newsgroups. Criteria for whether a post is inappropriate include, but are not limited to, the written charter/FAQ of the newsgroup, established Usenet conventions, the system resources effected by the posting and applicable laws. You are responsible for determining whether or not a newsgroup permits the type of message you intend to post. You may not "flood" or disrupt Usenet groups, or cancel or modify articles posted by others.

6.  Violations

If CUSTOMER and/or its suppliers become aware of possible violations, they may, in their sole discretion, , initiate an investigation, suspend or terminate the account, remove materials from its server, cancel newsgroup posts, issue a warning, or take other responsive action. You agree to respond in a timely manner to any complaints. CUSTOMER and its suppliers reserve the right to assess a charge of $500.00 per complaint received by CUSTOMER or its suppliers and to recover damages for such complaints for any harm done to the system or
service or for employee hours devoted to responding to complaints.   Nothing
contained in these Terms of Use shall be construed to limit the actions CUSTOMER or its suppliers may take or remedies available to it in any way with respect to any prohibited activity or conduct.

Certain violations of these Terms of Use may subject User to criminal and/or civil liability.

Non-enforcement of any term of these Terms of Use does not constitute consent or waiver, and CUSTOMER reserves the right to enforce such term at its sole discretion.

7. Account and Password

You warrant that you are at least 18 years of age or older. You are responsible for maintaining the confidentiality of your account number and password. You are responsible for all uses of your account, whether or not authorized by you. You agree to immediately notify CUSTOMER of any unauthorized use of your account.

8. Disclaimer of Warranties

YOU EXPRESSLY AGREE THAT USE OF THE CUSTOMER SERVICE IS AT YOUR SOLE RISK. THE CUSTOMER SERVICE IS PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS.

CUSTOMER DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

CUSTOMER DOES NOT MAKE ANY WARRANTY THAT THE CUSTOMER SERVICE WILL MEET YOUR REQUIREMENTS, OR THAT THE CUSTOMER SERVICE WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE; NOR DOES CUSTOMER MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE CUSTOMER SERVICE OR AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH THE CUSTOMER SERVICE.

YOU UNDERSTAND AND AGREE THAT ANY MATERIAL AND/OR DATA DOWNLOADED OR OTHERWISE OBTAINED THROUGH THE USE OF THE CUSTOMER SERVICE IS AT YOUR OWN DISCRETION AND RISK AND THAT YOU WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE TO YOUR COMPUTER SYSTEM OR LOSS OF DATA THAT RESULTS FROM THE DOWNLOAD OF SUCH MATERIAL AND/OR DATA.

CUSTOMER DOES NOT MAKE ANY WARRANTY REGARDING ANY GOODS OR SERVICES PURCHASED OR OBTAINED THROUGH THE CUSTOMER SERVICE OR ANY TRANSACTIONS ENTERED INTO BY USE OF OR THROUGH THE CUSTOMER SERVICE.

NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED BY YOU FROM CUSTOMER OR THROUGH THE CUSTOMER SERVICE SHALL CREATE ANY WARRANTY NOT EXPRESSLY MADE HEREIN.

9.Limitation of Liability

CUSTOMER AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OR THE INABILITY TO USE THE CUSTOMER SERVICE OR FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS AND SERVICES OR RESULTING FROM ANY GOODS OR SERVICES PURCHASED OR OBTAINED OR MESSAGES RECEIVED OR TRANSACTIONS ENTERED INTO BY MEANS OF OR THROUGH THE CUSTOMER SERVICE OR RESULTING FROM UNAUTHORIZED ACCESS TO OR ALTERATION OF YOUR TRANSMISSIONS OR DATA, INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS, USE, DATA OR OTHER INTANGIBLE, EVEN IF CUSTOMER OR ITS SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.Email Message Storage

CUSTOMER does not assume any responsibility for the deletion or failure to store email messages. If you exceed the maximum permitted storage space, CUSTOMER reserves the right to delete email messages from the affected mailboxes, at its discretion.

11. Promotional Messages

CUSTOMER and/or third parties may, from time to time, send email messages to you containing advertisements, promotions, etc. CUSTOMER does not make any representation or warranty with respect to any such email messages or any goods or services which may be obtained from such third parties, and you agree that CUSTOMER shall have no liability with respect thereto.

12. Indemnification

You agree to indemnify and hold CUSTOMER, its suppliers and their respective affiliates, officers, directors, employees and agents, harmless from any claim, action or demand, including reasonable attorneys' fees, made by any third party due to, arising out of or related to your use of the CUSTOMER Service or violation of these Terms of Use, including without limitation the infringement by you, or any other user of your account, of any intellectual property or other right of any person or entity.

13. Applicable Law

These Terms of Use shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its conflict of laws provisions.

                               I ACCEPT/I DECLINE

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

                                   EXHIBIT G

                        OTHER WEBMAIL SERVICE PROVIDERS

                  (as of the Effective Date of the Agreement)

1.  Yahoo

2.  Excite

3.  IName

4.  Hot Mail

5.  WhoWhere

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